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                                                                   EXHIBIT 10.28

                  ACCEPTANCE AND ACKNOWLEDGEMENT OF APPOINTMENT

WHEREAS, Helix BioMedix, Inc., a Delaware corporation, (the "Company") adopted a Rights Agreement dated August 21, 2003 in the form attached hereto as Exhibit A (the "Agreement"); and

WHEREAS, on January 4, 2004, (the "Effective Date") the Company terminated United Stock Transfer, Inc. as Rights Agent under the Agreement and, simultaneously, appointed U.S. Stock Transfer Corp, a California corporation ("US Stock") to serve as Rights Agent pursuant to the Agreement and

WHEREAS, the Company and US Stock desire to enter into this Acceptance and Acknowledgement to confirm the forgoing.

            NOWTHEREFORE, the Company and US Stock agree as follows:

1. Company hereby engages US Stock, and US Stock accepts such engagement, to serve as the Rights Agent pursuant to the Agreement commencing on the Effective Date.

2. Company and US Stock each undertake to perform all reasonable steps required to confirm the engagement described in paragraph one.

HELIX BIOMEDIX, INC:                            U.S. STOCK TRANSFER CORP:

/s/ R. Stephen Beatty                           /s/ Mark Cano
----------------------                          --------------------------------
R. Stephen Beatty, CEO                          Mark Cano, Senior Vice President